Exhibit 99.2

Broking Division

Interim Combined Financial Report

31 December 2013

Broking Division

Combined Statement of Comprehensive Income1

For the interim period ended 31 December 2013

	Note	Interim period	Interim
		ended 31	period ended
		December	31 December
		2013	2012
		‘000	‘000
Revenue	5	174,406	160,004

Employee benefits expense		77,688	71,586
Depreciation expense		3,146	2,443
Amortisation expense		6,976	6,024
Marketing expenses		2,394	2,367
Occupancy and office expenses		10,213	9,684
Commission expense		12,664	10,701
Finance expenses		10,529	9,869
Other expenses		17,059	15,479

Profit before income tax		33,737	31,851

Income tax expense		10,124	9,626

Profit after income tax		23,613	22,225

Net profit for the period		23,613	22,225

Other comprehensive income
Items that may be subsequently reclassified to profit and loss
Exchange differences on translation of foreign operations		14,666	542

Total comprehensive income		38,279	22,767

[1]	The Combined Statement of Comprehensive Income comprises the combination of the entities listed at note 1.

The notes are an integral part of these interim combined financial statements.

Broking Division

Combined Statement of Financial Position1

As at 31 December 2013

	Note	2013	2013
		‘000	‘000
		Dec	Jun
Assets
Current assets
Cash and cash equivalents	6a	280,753	297,725
Trade and other receivables	7	549,152	570,332
Other current assets		5,283	4,090

Total current assets		835,188	872,147

Non-current assets
Property, plant and equipment		18,481	17,785
Identifiable intangible assets	8	55,178	58,358
Goodwill	8	523,498	491,275
Receivables	7	49,889	49,909

Total non-current assets		647,046	617,327

Total assets		1,482,234	1,489,474

Liabilities
Current Liabilities
Trade and other payables	9	433,600	526,581
Borrowings	10	516,186	448,383
Current tax liabilities		2,787	6,410
Provisions		16,470	23,883
Other current liabilities		3,575	4,830

Total current liabilities		972,618	1,010,087

Non-current liabilities
Provisions		716	697
Deferred tax liabilities		11,790	14,394
Other non-current liabilities		3,478	3,274

Total non-current liabilities		15,984	18,365

Total liabilities		988,602	1,028,452

Net assets		493,632	461,022

Equity
Owner’s net investment		403,549	385,605
Accumulated other comprehensive income		90,083	75,417

Total equity		493,632	461,022

[1]	The Combined Statement of Financial Position comprises the combination of the entities listed at note 1.

The notes are an integral part of these interim combined financial statements.

Broking Division

Combined Statement of Changes in Equity1

For the interim period ended 31 December 2013

	Accumulated other
	comprehensive	Owner’s net
	income	investment	Total equity
	‘000	‘000	‘000
Balance at 1 July 2013	75,417	385,605	461,022
Comprehensive income for the period
Profit for the period	—	23,613	23,613
Other comprehensive income
Exchange differences on translation of foreign operations	14,666	—	14,666

Total comprehensive income for the period	14,666	23,613	38,279

Transactions with owners, recorded directly in equity
Dividends to equity holders	—	(5,669)	(5,669)

Balance at 31 December 2013	90,083	403,549	493,632

Balance at 1 July 2012	67,815	335,731	403,546
Comprehensive income for the period
Profit for the period	—	22,225	22,225
Other comprehensive income
Exchange differences on translation of foreign operations	542	—	542

Total comprehensive income for the period	542	22,225	22,767

Transactions with owners, recorded directly in equity
Dividends to equity holders	—	(1,273)	(1,273)

Balance at 31 December 2012	68,357	356,683	425,040

[1]	The Combined Statement of Changes in Equity comprises the combination of the entities listed at note 1.

The notes are an integral part of these interim combined financial statements.

Broking Division

Combined Statement of Cash Flows1

For the interim period ended 31 December 2013

		Interim period	Interim period
	Note	ended 31	ended 31
		December	December
		2013	2012
		‘000	‘000
Cash flows from operating activities
Cash receipts from customers		167,109	178,056
Cash paid to underwriters, suppliers and employees		(133,831)	(125,465)

Cash generated from operations		33,278	52,591
Interest received		10,367	9,169
Net premium funding loan advances		(39,200)	(29,700)
Net premium funding borrowings		30,073	23,605
Borrowings costs		(1,413)	(1,896)
Income tax paid		(16,351)	(20,963)

Net cash from operating activities	6b	16,754	32,806

Cash flows from investing activities
Purchase of property, plant and equipment and intangibles		(4,444)	(4,110)
Investment with subsidiaries of Wesfarmers Ltd		(35,539)	(8,080)

Net cash used in investing activities		(39,983)	(12,190)

Cash flows from financing activities
Proceeds from borrowings		193	2,481
Distributions		(5,669)	(1,273)

Net cash (used in)/from financing activities		(5,476)	1,208

Net increase/(decrease) in cash and cash equivalents		(28,705)	21,824
Net foreign exchange difference		11,733	941
Cash and cash equivalents at 1 July		297,725	255,563

Cash and cash equivalents at 31 December	6a	280,753	278,328

[1]	The Combined Statement of Cash Flows comprises the combination of the entities listed at note 1.

The notes are an integral part of these interim combined financial statements.

Broking Division

Notes to the Interim Combined Financial Statements

For the interim period ended 31 December 2013

1.	Reporting entity

The Interim Combined Financial Report comprises the combination of the following entities on 100 per cent terms (together “the Group” or “the Broking Division”):

Crombie Lockwood (NZ) Limited	OAMPS Gault Armstrong Pty Ltd
Monument Finance Limited	OAMPS Insurance Brokers Ltd
Monument Insurance (NZ) Limited	OAMPS Sports Services Pty Limited
Offshore Market Placements Limited	OMP Insurance Brokers Ltd
OAMPS Life Solutions Ltd	Wideland Insurance Brokers Pty Ltd
Australian Taxi Insurance Underwriting Agency Pty Ltd	Hill’s Environmental Limited
Idobent Pty Ltd	ZIB Group Holdings Company Limited
Bakop Pty Ltd	ZIB Holdings Pty Limited
MIB Insurance Brokers Pty Ltd	ZIB Insurance Brokers Holding Limited
Fraser MacAndrew Ryan Limited	ZIB Trust
Gault Armstrong Kemble Pty Ltd	QRL Insurance Finance Agency Pty Ltd
Gault Armstrong SARL (Noumea)	OAMPS (UK) Limited
OAMPS Ltd	OAMPS Special Risks Ltd
Arthur J. Gallagher Broking (NZ) Limited (formerly Wesfarmers Broking (NZ) Limited)	OHES Environmental Limited
Elantis Premium Funding (NZ) Limited (formerly WI Premium Funding Limited)	OAMPS Credit Pty Ltd
Elantis Premium Funding Limited (formerly Lumley Finance (NZ) Limited)	Ronell Pty Ltd
Eskdale Holding Pty Ltd	OAMPS Consulting Pty Ltd

The ultimate parent company of the Group at 30 June 2013 was Wesfarmers Limited (“Wesfarmers”), a listed company on the Australian Securities Exchange (“ASX”). All entities making up the Broking Division were wholly owned by Wesfarmers for the period presented. The Broking Division has not in the past formed a separate legal group. On 16 June 2014, all entities were purchased (the “Purchase Transaction”) by wholly owned subsidiaries of Arthur J. Gallagher & Co (“AJG”), a company listed on the New York Stock Exchange.

This Interim Combined Financial Report was authorised for issue by the Chief Financial and Operating Officer of Arthur J. Gallagher Australia and New Zealand on 29 August 2014.

The Interim Combined Financial Report has been prepared in accordance with the basis of preparation set out below.

Because of the conventions used to prepare the Interim Combined Financial Report as described below, the Interim Combined Financial Report is not necessarily identical to consolidated financial statements that would have been had the Broking Division formed a separate legal group in the past and may not necessarily reflect the Broking Division’s results of operations, financial position and cash flows in the future. Further, they do not take into account the consequences of the Purchase Transaction.

The Broking Division is primarily involved in the provision of insurance broker and premium funding services.

Broking Division

Notes to the Interim Combined Financial Statements

For the interim period ended 31 December 2013

2.	Basis of preparation

This half year financial report has been prepared in accordance with International Financial Reporting Standard IAS 34 Interim Financial Reporting, except that the Broking Division does not constitute a group as defined in IAS 27 Consolidated and Separate Financial Statements.

The half year report does not include all notes of the type normally included in an annual financial report and therefore cannot be expected to provide as full an understanding of the financial performance, financial position and financing and investing activities of the Combined Group as the full financial report.

It is recommended that the half year report be read in conjunction with the combined financial report for the year ended 30 June 2013.

The accounting policies and methods of computation adopted in the preparation of the half year financial report are consistent with those adopted and disclosed in the combined financial report for the year ended 30 June 2013 except as noted below.

3.	Significant accounting policies

(a)	New standards and interpretations

(i)	New and revised Accounting Standards and Interpretations

All new and amended International Accounting Standards and Interpretations, issued by the International Accounting Standards Board (‘the IASB’), mandatory as of 1 July 2013 have been adopted. The adoption of new standards and interpretations has not resulted in a material change to the financial performance or position of the Broking Division.

(ii)	Accounting Standards and Interpretations issued but not yet effective

The following standards, amendments to standards and interpretations have been identified as those which may impact the Broking Division in the period of initial application:

Reference	Title	Application date for Broking Division
IFRS 9	Financial Instruments	1 July 2018

On 24 July 2014 The IASB issued the final version of IFRS 9 which replaces IAS 39 and includes a logical model for classification and measurement, a single, forward-looking ‘expected loss’ impairment model and a substantially-reformed approach to hedge accounting.

IFRS 9 is effective for annual periods beginning on or after 1 January 2018. However, the Standard is available for early application. The own credit changes can be early applied in isolation without otherwise changing the accounting for financial instruments.

The final version of IFRS 9 introduces a new expected-loss impairment model that will require more timely recognition of expected credit losses. Specifically, the new Standard requires entities to account for expected credit losses from when financial instruments are first recognised and to recognise full lifetime expected losses on a more timely basis.

IFRS 15	Revenue from Contracts with Customers	1 July 2017

The core principle of IFRS 15 is that an entity recognises revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services.

The Broking Division has yet to assess the impact of these new standards and interpretations.

Broking Division

Notes to the Interim Combined Financial Statements

For the interim period ended 31 December 2013

4.	Changes in Accounting Policies

There have been no changes in accounting policies and all policies have been applied on a consistent basis across the periods presented.

5.	Revenue and expenses

	2013	2012
	Dec	Dec
	‘000	‘000
Revenue
Interest	37,663	34,400
Commission and fees	131,916	122,067
Other revenue	4,827	3,537

	174,406	160,004

6a.	Cash and cash equivalents

	2013	2013
	Dec	June
	‘000	‘000
Cash at bank and on deposit	92,984	99,353
Broking trust accounts	187,769	198,372

	280,753	297,725

The cash held in the broking trust accounts is subject to trust account rules. It is used for the collection and dissemination of client monies to third parties and is not available for the Broking Division to fund general everyday operations. The balance includes undrawn fees and commission.

Broking Division

Notes to the Interim Combined Financial Statements

For the interim period ended 31 December 2013

6b.	Reconciliation of cash flows from operating activities

	2013	2012
	‘000	‘000
Cash flows from operating activities
Profit after tax for the period	23,613	22,225
Adjustments for:
Depreciation and amortisation	10,122	8,467
Interest on inter-company borrowings	9,116	7,973

(Increase)/decrease in assets:
Trade and other receivables	31,851	18,980
Other assets	(1,193)	15
Increase/(decrease) in liabilities:
Trade and other liabilities	(72,156)	(28,863)
Other liabilities	(1,051)	(1,242)
Provisions	(7,394)	(7,017)
Premium funding borrowings	30,073	23,605
Tax liabilities	(6,227)	(11,337)

Cash generated from operating activities	16,754	32,806

7.	Trade and other receivables

	2013	2013
	Dec	June
	‘000	‘000
Current
Trade receivables	164,287	253,824
Allowance for doubtful debts	(1,388)	(1,283)
Deposits with subsidiaries of Wesfarmers Ltd	35,559	—
Other receivables	11,794	10,048

	210,252	262,589

Finance advances	339,450	308,296
Allowance for impairment	(550)	(553)

	549,152	570,332

	2013	2013
	Dec	June
	‘000	‘000
Non - current
Amounts receivable from subsidiaries of Wesfarmers Ltd	49,889	49,909

	49,889	49,909

The amounts receivable from subsidiaries of Wesfarmers Ltd are non-interest bearing and are repayable on demand.

Broking Division

Notes to the Interim Combined Financial Statements

For the interim period ended 31 December 2013

8.	Intangible assets

	Goodwill	Customer relationships	Total
	‘000	‘000	‘000
2013
Cost	523,498	130,511	654,009
Accumulated Amortisation	—	(75,333)	(75,333)

Carrying amount at 31 December 2013	523,498	55,178	578,676

2013
Cost	491,275	122,738	614,013
Accumulated Amortisation	—	(64,380)	(64,380)

Carrying amount at 30 June 2013	491,275	58,358	549,633

9.	Trade and other payables

	2013	2013
	Dec	June
	‘000	‘000
Current
Trade payables	398,498	486,887
Amounts payable to subsidiaries of Wesfarmers Ltd	35,102	39,694

	433,600	526,581

The amounts payable to subsidiaries of Wesfarmers Ltd are non-interest bearing and are repayable on demand.

10.	Borrowings

	2013	2013
	Dec	June
	‘000	‘000
Current: unsecured
Premium funding borrowings	171,265	137,763
Other non-interest bearing borrowings	20,572	20,470
Other interest bearing borrowings (a)	324,349	290,150

	516,186	448,383

(a)	This relates to a floating rate loan provided to the Broking Division to fund its acquisition of Crombie Lockwood Holdings in 2007 from a Wesfarmers Ltd subsidiary at a weighted average interest rate of 4.36%. The loan is unsecured with no specific repayment terms. This loan was fully repaid on 23 May 2014 (refer to note 12).

Broking Division

Notes to the Interim Combined Financial Statements

For the interim period ended 31 December 2013

11.	Contingencies and commitments

The directors are of the opinion that provisions are not required in respect of these matters, as it is not probable that a future sacrifice of economic benefits will be required or the amount is not capable of reliable measurement. The Broking Division had contingent liabilities at 31 December 2013 in respect of:

Claims

The Broking Division had various outstanding legal claims in the ordinary course of the business which the Directors have reviewed in detail. Having regard to all known facts at this time and with the necessary insurance policies in place at balance date, the Directors do not anticipate any material losses in respect of these contingent liabilities.

Guarantees

Guarantees given in respect of the performance of its contracts to third parties and leases of rental premises amounting to $852,217 (2012: $852,217).

Operating lease commitments

The Broking Division has entered into commercial leases on office, retail and distribution properties, motor vehicles and office equipment. The lease terms and implicit interest rates vary significantly. For the lease of buildings, the lease terms range from one year to 25 years and have various renewal or purchase options, escalation clauses, termination rights and residual liability clauses.

Future undiscounted minimum rentals payable under non-cancellable operating leases not included within this financial report were as follows:

	2013	2012
	December	December
	‘000	‘000
Within one year	11,706	9,370
Greater than one year but not more than five years	29,596	24,574
More than five years	8,804	2,214

	50,106	36,158

Capital commitments

Commitments arising from contracts for capital expenditure contracted for at balance date not included in this financial report were as follows:

	2013	2012
	December	December
	‘000	‘000
Within one year	—	630

	—	630

Broking Division

Notes to the Interim Combined Financial Statements

For the interim period ended 31 December 2013

12.	Subsequent events

In January 2014 the Broking Division acquired the TCIS business in New Zealand for approximately A$3 million. On 23 May 2014, Arthur J. Gallagher Broking (NZ) Limited (formerly Wesfarmers Broking (NZ) Limited) received a capital injection of NZ$361.4 million from its immediate parent Wesfarmers Insurance Investments Pty Ltd. Arthur J. Gallagher Broking (NZ) Limited used these funds to repay the loan it owed to a Wesfarmers Ltd subsidiary in full (note 10).

On 13 June 2014, OAMPS Limited declared and paid a A$110 million dividend to its immediate parent, Wesfarmers Insurance Investments Pty Ltd.

On 13 June 2014, Arthur J. Gallagher Broking (NZ) Limited (formerly Wesfarmers Broking (NZ) Limited), declared and paid a NZ$25 million dividend to its immediate parent, Wesfarmers Insurance Investments Pty Ltd.

On 16 June 2014, the Broking Division was acquired by subsidiaries owned by Arthur J. Gallagher & Co. On this date, the Premium Funding entities loans owing to Wesfarmers Ltd group subsidiaries were repaid and replaced by external debt facilities.

Other than the matter noted above and throughout these financial statements, there have been no events subsequent to balance date which would have a material effect on the Broking Division’s combined financial report at 31 December 2013.